UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08709

Western Asset High Income Fund II Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (888) 777-0102

Date of fiscal year end: April 30

Date of reporting period: April 30, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	April 30, 2014

WESTERN ASSET

HIGH INCOME FUND II INC.

(HIX)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Western Asset High Income Fund II Inc. for the twelve-month reporting period ended April 30, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 30, 2014

II	Western Asset High Income Fund II Inc.

Investment commentary

Economic review

After generally expanding at a moderate pace since the end of the Great Recession, the U.S. economy experienced a setback toward the end of the twelve months ended April 30, 2014 (the “reporting period”). Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 2.5% during the second quarter of 2013. The economic expansion accelerated during the third quarter, with GDP growth of 4.1%, its best reading since the fourth quarter of 2011. The economy then moderated during the fourth quarter of 2013, as GDP growth was 2.6%. Slower growth was due to several factors, including a deceleration in private inventory investment, declining federal government spending and less residential fixed investments. The Commerce Department’s second reading for first quarter 2014 GDP growth, released after the reporting period ended, was -1.0%. This represented the first negative reading for GDP growth since the first quarter of 2011. The contraction was partially attributed to severe winter weather in the U.S., as well as slower growth overseas. In particular, the Commerce Department reported that moderating growth “primarily reflected negative contributions from private inventory investment, exports, nonresidential fixed investment, state and local government spending, and residential fixed investment that were partly offset by a positive contribution from personal consumption expenditures.”

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.5%. Unemployment fell to 7.3% in July 2013 and as low as 6.6% in January 2014, before ticking up to 6.7% in February and holding steady in March 2014. Unemployment then fell to 6.3% in April, the lowest level since September 2008. However, falling unemployment during the period was partially due to a decline in the workforce participation rate, which was 62.8% in April 2014, matching its lowest level since 1978. The number of longer-term unemployed remained elevated, as roughly 35.3% of the 9.8 million Americans looking for work in April 2014 had been out of work for more than six months.

Sales of existing-homes declined at times during the reporting period given rising mortgage rates and weather-related factors. According to the National Association of Realtors (“NAR”), existing-home sales rose 1.3% on a seasonally adjusted basis in April 2014 versus the previous month’s sales. This marked the first month-over-month sales increase in 2014. The NAR reported that the median existing-home price for all housing types was $201,700 in April 2014, up 5.2% from April 2013. The inventory of homes available for sale in April 2014 was 16.8% higher than the previous month at a 5.9 month supply at the current sales pace and 6.5% higher than in April 2013.

The manufacturing sector continued to expand, although it decelerated on several occasions. Based on revised figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, manufacturing expanded during all twelve months of the reporting period. It peaked in November 2013, with a PMI of 57.0 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). This represented the PMI’s highest reading since April 2011. The PMI then moderated somewhat in December 2013 to 56.5 and fell to

Western Asset High Income Fund II Inc.	III

Investment commentary (cont’d)

51.3 in January 2014, its weakest reading since May 2013. However, the PMI moved up to 53.2 in February, 53.7 in March and 54.9 in April 2014. During April 2014, seventeen of the eighteen industries within the PMI expanded, versus fourteen expanding in March 2014.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. At a press conference following its meeting that ended on June 19, 2013, then Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year.” In a surprise to many investors, at its meeting that ended on September 18, 2013, the Fed did not taper its asset purchase program. Then, at its meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At the Fed’s meeting that concluded on January 29, 2014, it announced that in February 2014 it would further taper its asset purchases, to a total of $65 billion per month ($30 billion per month of agency MBS and $35 billion per month of longer-term Treasury securities). This was Ben Bernanke’s final meeting as the Chairman of the Federal Reserve Board. Janet Yellen was approved by the U.S. Senate in January 2014, and became Chair of the Fed on February 3, 2014. At its meeting that concluded on March 19, 2014, the Fed announced a further tapering of its asset purchases in April to a total of $55 billion per month ($25 billion per month of agency MBS and $30 billion per month of longer-term Treasuries). Finally, at its meeting that ended on April 30, 2014, the Fed cut its monthly asset purchases. Beginning in May, it will buy a total of $45 billion per month ($20 billion per month of agency MBS and $25 billion per month of longer-term Treasuries).

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

May 30, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

IV	Western Asset High Income Fund II Inc.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Western Asset High Income Fund II Inc.	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize current income. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. The Fund may invest up to 35% of its total assets in debt securities of issuers located in emerging market countries. It may also invest up to 30% of its assets in zero coupon securities, pay-in-kind bonds and deferred payment securities, and up to 20% of its assets in equity securities. The Fund may utilize a variety of derivative instruments for investment or risk management purposes, such as options, futures contracts, swap agreements including credit default swaps. We employ an actively managed approach that is risk-controlled and assimilates top-down macroeconomic views with industry sector insights and bottom-up credit research to derive the general framework for the Fund’s predominantly non-investment grade credit mandate. This framework provides the foundation for how the portfolio is positioned with respect to risk (aggressive, neutral, conservative), as well as identifying sector overweights and underweights.

Risk and weightings are reviewed on a regular basis. Our bottom-up process provides the basis for populating the targeted industry weightings through individual credit selection. Analysts work closely with portfolio managers to determine which credits provide the best risk/reward relationship within their respective sectors. The research team focuses on key fundamental measures such as leverage, cash flow adequacy, liquidity, amortization schedule, underlying asset value and management integrity/track record.

At Western Asset Management Company (“Western Asset”), the Fund’s subadviser, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization. The individuals responsible for development of investment strategy, day-to-day portfolio management, oversight and coordination of the Fund are S. Kenneth Leech, Michael C. Buchanan and Christopher F. Kilpatrick. Effective on March 31, 2014, Mr. Leech joined the Fund’s portfolio management team. Mr. Leech has been employed by Western Asset as an investment professional for more than 20 years.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced several periods of volatility but generally outperformed equal-durationi Treasuries over the twelve months ended April 30, 2014. However, most spread sectors posted only modest absolute returns during the reporting period. Risk aversion was prevalent at times given mixed economic data, shifting monetary policy by the Federal Reserve Board (“Fed”),ii the U.S government’s sixteen-day partial shutdown in October 2013 and several geopolitical issues.

Western Asset High Income Fund II Inc. 2014 Annual Report	1

Fund overview (cont’d)

Both short- and long-term Treasury yields moved higher during the twelve months ended April 30, 2014. Two-year Treasury yields rose from 0.22% at the beginning of the period to 0.42% at the end of the period. Their peak of 0.52% occurred on September 5, 2013 and they were as low as 0.20% in early May 2013. Ten-year Treasury yields were 1.70% at the beginning of the period and reached a low of 1.66% in early May 2013. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.67%.

The Barclays U.S. Aggregate Indexiii returned -0.26% for the twelve months ended April 30, 2014. Comparatively, riskier fixed-income securities, including high-yield bonds and emerging market debt, produced stronger results. Over the fiscal year, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index (the “Index”)iv returned 6.28%. Elsewhere, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)v returned -2.28% for the twelve months ended April 30, 2014.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. In terms of sector positioning, we increased the Fund’s allocation to Financials as banks continued to focus on their balance sheets and face regulatory hurdles prior to engaging in shareholder friendly activities. We added a small amount of emerging market exposure given their compelling valuations. In particular, we continued to emphasize emerging market corporate bonds over sovereign exposure. Additionally, we reduced the Fund’s exposures to Consumer Cyclicals1 and increased our exposure to Communications2 in an attempt to get more defensive from a sector prospective. Finally, we actively participated in the new issue market and purchased securities that we felt were attractively valued.

From a duration and ratings perspective, we maintained the Fund’s lower quality bias, with an overweight to CCC-rated securities, coupled with an underweight to BB-rated securities. We felt the positive fundamental backdrop for corporate credit, as well as the shorter duration characteristics of lower quality securities, would be beneficial. We maintained a shorter duration versus the Index during the reporting period so the Fund would be less sensitive to changes in interest rates. We ended the reporting period with a duration of roughly 3.06 years, which was shorter than the overall high-yield market as measured by the Index, and significantly shorter than the duration of the EMBI Global.

The Fund employed U.S. Treasury futures to manage its duration positioning. The use of these instruments did not have a material impact to the Fund’s performance. We increased our use of Treasury futures toward the end of the reporting period to maintain our shorter duration bias. High-yield index swaps and options on high-yield index swaps were used to manage our high-yield exposure. Overall, they were a small negative for performance. These “market

[1]	Consumer Cyclicals consists of the following industries: Automotive, Entertainment, Gaming, Home Construction, Lodging, Retailers, Restaurants, Textiles and other consumer services.

[2]	Communications consists of the following industries: Media — Cable, Media — Non-Cable and Telecommunications.

2	Western Asset High Income Fund II Inc. 2014 Annual Report

hedges” were intended to protect the portfolio from risk-off periods, while maintaining the Fund’s lower quality biases. Finally, currency forwards were employed to hedge the Fund’s currency exposure. The loss from our currency hedges were largely offset by the increase in the value of our non-U.S. dollar currencies when translated back to U.S. dollars.

During the reporting period, we tactically utilized leverage in the Fund. We ended the period with liabilities as a percentage of gross assets of approximately 24%, which was roughly 3% higher than at the beginning of the period. We added a majority of the leverage during the second quarter of 2013, as we saw an opportunity to add exposure and income to the portfolio at attractive levels. This opportunity developed as investors were reducing fixed income exposure in general in anticipation of the Fed tapering its asset purchase program at its meeting in September 2013. The use of leverage was additive for results given the strong performance of our high-yield exposure.

Performance review

For the twelve months ended April 30, 2014, Western Asset High Income Fund II Inc. returned 8.89% based on its net asset value (“NAV”)vi and 1.30% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and the EMBI Global, returned 6.28% and -2.28%, respectively, for the same period. The Lipper High Yield (Leveraged) Closed-End Funds Category Averagevii returned 8.95% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During the twelve-month period, the Fund made distributions to shareholders totaling $0.89 per share*. The performance table shows the Fund’s twelve-month total return based on its NAV and market price as of April 30, 2014. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2014
Price Per Share	12-Month Total Return**
$9.47 (NAV)	8.89	%†
$9.39 (Market Price)	1.30	%‡

All figures represent past performance and are not a guarantee of future results.

** Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was our quality biases. Positioning the portfolio with an overweight to higher-coupon and shorter-duration CCC-rated, as well as an underweight to higher-rated longer-duration BB-rated securities, significantly

*	For the tax character of distributions paid during the fiscal year ended April 30, 2014, please refer to page 51 of this report.

Western Asset High Income Fund II Inc. 2014 Annual Report	3

Fund overview (cont’d)

benefited the Fund’s performance. During this period as a whole, as measured by the Index, lower-quality CCC-rated bonds outperformed higher-quality BB-rated securities, as they returned 9.54% and 5.12%, respectively.

Security selection, overall, was beneficial for the Fund’s performance. In particular, our overweight exposures to Deep Ocean Holdings (“Deep Ocean”), Sprint Nextel Corp. and Ono Finance II Plc. were additive for the Fund’s performance. Our common stock position in Deep Ocean was positive for performance. Deep Ocean is a global marine drilling services provider. The company’s fundamental performance has strongly rebounded post restructuring and there were rumors that a bid for the company was developing. Bonds issued by Sprint Nextel Corp. (and Sprint Capital Corp.) rallied given their improved fundamental performance and the company accessed the capital markets improving their balance sheet during the period. In addition, both Moody’s and Standard & Poor’s upgraded Sprint Capital Corp. and Sprint Communications, Inc. bonds in July 2013 after Japan’s wireless operator SoftBank acquired the company. Ono Finance II Plc. (and Nara Cable Funding) is a Spanish cable company that has been beneficial to performance for several reporting periods, as the southern European sovereign bond crisis and recession fears have dissipated. Additionally, CCC-rated Ono Communications was purchased by investment grade rated global communications service provider, Vodafone, during the reporting period, sending the company’s bonds even higher.

Our bias to U.S. high-yield issuers versus emerging market debt was beneficial for the reporting period given the outperformance of the former. This positioning was based on our belief that U.S. high-yield valuations were more attractive on a risk/reward basis. We also felt that emerging market debt, overall, was more susceptible to rising interest rates compared to the less sensitive high-yield market.

Q. What were the leading detractors from performance?

A. Although the Fund outperformed its benchmarks during the reporting period, its relative performance was negatively impacted by our exposure to a few sectors. In particular, an underweight to Technology, the best performing sector in the Index, was a negative for results. Fundamental performance for high-yield technology companies can be cyclical and we did not feel we were being adequately compensated for the risk. Our underweight to the Utility sector was also a detriment for performance as it outperformed the Index.

A number of individual holdings detracted from performance, including overweight positions in Mirabela Nickel Ltd. and Physiotherapy Associates Holdings, Inc. Mirabela Nickel Ltd. is a nickel producer operating one of the world’s largest open pit nickel mines, located in Brazil. In addition to an environment of low nickel prices, one of Mirabela Nickel’s key customers unexpectedly terminated its contract, leading to a liquidity shortfall at the company. The company defaulted in late November 2013. Mirabela Nickel has subsequently been working with lenders on a restructuring plan and expects to complete the plan during the summer of 2014. From the time of the November 2013 default to the end of the reporting period, nickel prices rallied more than 35% . Physiotherapy Associates Holdings is a national provider of outpatient

4	Western Asset High Income Fund II Inc. 2014 Annual Report

rehabilitation and orthotics and prosthetics services. The company experienced headwinds due to both billing and accounting issues and, in May 2013, it defaulted on a bond payment. The reorganization is complete. The Fund’s position in Physiotherapy Associates Holdings’ bonds was exchanged for equity, and a new Board of Directors and senior management team are in place. The company’s market position includes more than 500 outpatient rehabilitation and orthotic and prosthetic clinics in 34 states.

Looking for additional information?

The Fund is traded under the symbol “HIX” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset High Income Fund II Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

May 20, 2014

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall generally, reducing the value of the Fund’s holdings. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. High-yield bonds involve greater credit and liquidity risks than investment grade bonds. Foreign securities are subject to certain risks not associated with domestic investing, such as currency fluctuations and changes in political and economic conditions which could result in significant fluctuations. These risks are magnified in emerging markets. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

Portfolio holdings and breakdowns are as of April 30, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 28 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2014 were: Consumer Discretionary (26.5%), Industrials (22.5%), Energy (16.6%), Materials (14.6%) and Financials (14.2%). The Fund’s portfolio composition is subject to change at any time.

Western Asset High Income Fund II Inc. 2014 Annual Report	5

Fund overview (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv

The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

[v]

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vi

Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vii

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the twelve-month period ended April 30, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 35 funds in the Fund’s Lipper category.

6	Western Asset High Income Fund II Inc. 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of April 30, 2014 and April 30, 2013 and does not include derivatives, such as futures contracts, written options, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset High Income Fund II Inc. 2014 Annual Report	7

Spread duration (unaudited)

Economic exposure — April 30, 2014

Total Spread Duration
HIX	— 3.22 years
Benchmark	— 4.60 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

8	Western Asset High Income Fund II Inc. 2014 Annual Report

Effective duration (unaudited)

Interest rate exposure — April 30, 2014

Total Effective Duration
HIX	— 3.06 years
Benchmark	— 4.66 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— 80% of Barclays U.S. Corporate High Yield — 2% Issuer Cap Index and 20% of JPMorgan Emerging Markets Bond Index Global
EM	— Emerging Markets
HIX	— Western Asset High Income Fund II Inc.
HY	— High Yield
IG Credit	— Investment Grade Credit

Western Asset High Income Fund II Inc. 2014 Annual Report	9

Schedule of investments

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 117.9%
Consumer Discretionary — 25.4%
Auto Components — 0.4%
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	380,000	EUR	$612,134	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	2,010,000	EUR	2,997,938	(a)
Total Auto Components					3,610,072
Automobiles — 0.5%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	2,482,000		2,801,558	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	1,020,000		1,132,200	(a)(b)
Total Automobiles					3,933,758
Diversified Consumer Services — 0.7%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	337,000	GBP	575,392	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	500,000	GBP	850,531
Service Corp. International, Senior Notes	7.500%	4/1/27	2,090,000		2,241,525	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	1,810,000		1,886,925	(a)(b)
Total Diversified Consumer Services					5,554,373
Hotels, Restaurants & Leisure — 6.4%
Arcos Dorados Holdings Inc., Senior Notes	6.625%	9/27/23	1,730,000		1,799,200	(a)
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	2,923,250		2,878,399	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	1,470,000		1,583,925	(b)
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, Step Bond	0.000%	4/15/19	840,000		774,900	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,735,000		1,665,600	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	8.500%	2/15/20	4,500,000		3,903,750	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	1,180,000		1,035,450
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	2,720,000		3,134,800	(b)
CCM Merger Inc., Senior Notes	9.125%	5/1/19	3,360,000		3,620,400	(a)(b)
CEC Entertainment Inc., Senior Notes	8.000%	2/15/22	1,490,000		1,534,700	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	2,580,000		2,760,600	(a)(b)
Fontainebleau Las Vegas Holdings LLC/Fontainebleau Las Vegas Capital Corp., Senior Secured Notes	10.250%	6/15/15	975,000		4,875	(a)(f)
Gala Electric Casinos Ltd., Secured Notes	11.500%	6/1/19	1,724,000	GBP	3,160,896	(a)
Greektown Holdings LLC/Greektown Mothership Corp., Senior Secured Notes	8.875%	3/15/19	1,630,000		1,687,050	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,140,000		3,344,100	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	1,530,000		1,644,750	(a)(b)

See Notes to Financial Statements.

10	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
Landry’s Inc., Senior Notes	9.375%	5/1/20	6,978,000		$7,728,135	(a)(b)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	1,640,000		1,812,200
Paris Las Vegas Holding LLC/Harrah’s Las Vegas LLC/Flamingo Las Vegas Holding LLC, Senior Secured Notes	8.000%	10/1/20	3,340,000		3,490,300	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	585,000		642,037	(a)(b)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	3,770,000		4,165,850	(b)
Total Hotels, Restaurants & Leisure					52,371,917
Household Durables — 1.8%
APX Group Inc., Senior Secured Notes	6.375%	12/1/19	1,210,000		1,237,225	(b)
Century Intermediate Holding Co. 2, Senior Notes	9.750%	2/15/19	3,860,000		4,130,200	(a)(c)
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	2,590,000		2,784,250
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	2,980,000		3,337,600	(b)
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	3,520,000		3,608,000	(a)
Total Household Durables					15,097,275
Media — 10.1%
Altice SA, Senior Secured Notes	7.750%	5/15/22	4,860,000		5,072,625	(a)
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	1,040,000		1,138,800	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	5,050,000		5,548,687	(b)
CCU Escrow Corp., Senior Secured Notes	10.000%	1/15/18	2,170,000		2,132,025	(a)
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	200,000	EUR	303,830	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	300,000	EUR	463,028	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	1,960,000		2,107,000	(b)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	900,000		963,000
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	260,000		279,500
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,743,750	(b)
CSC Holdings LLC, Senior Notes	6.750%	11/15/21	230,000		257,313
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,815,000		2,157,581	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	2,270,000		2,570,775	(b)
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	1,950,000		2,079,188	(a)(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	800,000		850,000	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	5,000,000	EUR	7,510,416	(a)(b)
New Cotai LLC/New Cotai Capital Corp., Senior Secured Notes	10.625%	5/1/19	1,775,200		2,041,480	(a)(c)
Numericable Group SA, Senior Secured Bonds	6.000%	5/15/22	4,170,000		4,274,250	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	4,061,000		4,538,167	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	11

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Media — continued
Polish Television Holding BV, Senior Secured Bonds	11.000%	1/15/21	420,000	EUR	$687,570	(a)(c)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	2,500,000		3,204,773	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	1,336,000		1,693,791	(b)
TVN Finance Corp. III AB, Senior Bonds	7.375%	12/15/20	1,258,000	EUR	1,989,625	(a)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	4,450,000		4,917,250	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	1,780,000		1,906,825	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	400,000		441,500	(a)(b)
UPC Holding BV, Junior Secured Subordinated Notes	6.375%	9/15/22	5,060,000	EUR	7,557,592	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	3,500,000	EUR	5,195,623	(a)(b)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	5,420,000		5,718,100	(a)(b)
WMG Acquisition Corp., Senior Notes	6.750%	4/15/22	3,150,000		3,189,375	(a)
Total Media					82,533,439
Multiline Retail — 0.8%
Neiman Marcus Group LLC, Senior Secured Notes	7.125%	6/1/28	660,000		669,900	(b)
Neiman Marcus Group Ltd. LLC, Senior Notes	8.750%	10/15/21	4,940,000		5,483,400	(a)(b)(c)
Total Multiline Retail					6,153,300
Specialty Retail — 3.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	2,480,000		2,644,300	(b)
Edcon Holdings Pty Ltd., Senior Secured Subordinated Bonds	13.375%	6/30/19	360,000	EUR	454,496	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	3,550,000	EUR	4,925,090	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,387,349	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	760,000		756,200	(a)
Guitar Center Inc., Senior Bonds	9.625%	4/15/20	6,850,000		6,473,250	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	2,540,000		1,943,100	(b)
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	1,570,000		1,723,075	(a)(b)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	530,000		544,580	(a)(c)
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	4,165,000		4,263,919	(a)(b)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	4,860,000		5,163,799	(a)(b)
Total Specialty Retail					30,279,158
Textiles, Apparel & Luxury Goods — 1.0%
Boardriders SA, Senior Notes	8.875%	12/15/17	2,900,000	EUR	4,350,207	(a)
Chinos Intermediate Holdings A Inc., Senior Notes	7.750%	5/1/19	2,130,000		2,209,875	(a)(b)(c)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	1,300,000		1,345,500	(a)(b)
Total Textiles, Apparel & Luxury Goods					7,905,582
Total Consumer Discretionary					207,438,874

See Notes to Financial Statements.

12	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Consumer Staples — 3.7%
Beverages — 0.5%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	1,590,000	$1,713,225	(a)(b)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	2,390,000	2,664,850	(a)(b)
Total Beverages				4,378,075
Food & Staples Retailing — 0.4%
Beverages & More Inc., Senior Secured Notes	10.000%	11/15/18	3,220,000	3,344,775	(a)(b)
Food Products — 2.3%
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	3,642,000	4,074,487
Dole Food Co. Inc., Senior Secured Notes	7.250%	5/1/19	2,510,000	2,538,237	(a)(b)
Hearthside Group Holdings LLC/Hearthside Finance Co., Senior Notes	6.500%	5/1/22	2,970,000	3,029,400	(a)
Land O’Lakes Capital Trust I, Junior Subordinated Bonds	7.450%	3/15/28	2,090,000	2,063,875	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,890,000	5,305,650	(a)(b)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	1,593,000	1,652,738	(a)(b)
Total Food Products				18,664,387
Personal Products — 0.2%
Hypermarcas SA, Notes	6.500%	4/20/21	1,230,000	1,339,163	(a)
Tobacco — 0.3%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	2,460,000	2,496,900
Total Consumer Staples				30,223,300
Energy — 16.2%
Energy Equipment & Services — 2.8%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	1,470,000	1,572,900	(b)
CGG, Senior Notes	9.500%	5/15/16	723,000	743,822	(b)
CGG, Senior Notes	7.750%	5/15/17	1,120,000	1,141,000	(b)
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	1,600,000	1,668,000	(b)
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	1,760,000	1,975,600	(a)(b)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	2,400,000	2,598,000	(a)(b)
Hercules Offshore Inc., Senior Notes	7.500%	10/1/21	2,140,000	2,166,750	(a)
Hercules Offshore Inc., Senior Notes	6.750%	4/1/22	590,000	571,563	(a)
Parker Drilling Co., Senior Notes	6.750%	7/15/22	2,540,000	2,641,600	(a)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	1,720,000	1,857,600	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	2,780,000	3,141,400	(b)
Sierra Hamilton LLC/Sierra Hamilton Finance Inc., Senior Secured Notes	12.250%	12/15/18	2,730,000	2,811,900	(a)
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	210,000	180,075	(a)
Total Energy Equipment & Services				23,070,210

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	13

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Oil, Gas & Consumable Fuels — 13.4%
Arch Coal Inc., Senior Notes	7.000%	6/15/19	2,340,000	$1,813,500	(b)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	1,360,000	1,176,400	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	1,570,000	1,813,350	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	6.500%	4/15/21	1,520,000	1,520,000	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	7.625%	1/15/22	2,130,000	2,244,487
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	1,140,000	1,254,000	(b)
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	2,100,000	2,394,000	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	2,130,000	2,444,175	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	2,870,000	3,139,062	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	5,048,907	4,972,888	(a)(c)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	1,100,000	984,500	(a)
El Paso Corp., Medium-Term Notes	7.800%	8/1/31	1,952,000	2,106,056
Enterprise Products Operating LLC, Junior Subordinated Notes	8.375%	8/1/66	285,000	322,930	(b)(g)
EP Energy LLC/EP Energy Finance Inc., Senior Notes	9.375%	5/1/20	910,000	1,053,325	(b)
EXCO Resources Inc., Senior Notes	8.500%	4/15/22	1,910,000	1,967,300
Globe Luxembourg SCA, Senior Secured Notes	10.125%	5/1/18	3,530,000	3,874,175	(a)(b)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,860,000	3,067,350	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	2,190,000	2,354,250	(b)
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	1,730,000	1,801,362
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	2,720,000	3,032,800	(b)
Lonestar Resources America Inc., Senior Notes	8.750%	4/15/19	1,080,000	1,090,800	(a)
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,720,000	1,816,750	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	4,530,000	5,050,950	(b)
MEG Energy Corp., Senior Notes	7.000%	3/31/24	5,020,000	5,333,750	(a)(b)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	3,290,000	2,467,500	(f)
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	1,740,000	1,896,600	(a)(b)
Natural Resource Partners LP, Senior Notes	9.125%	10/1/18	2,240,000	2,340,800	(a)(b)
Novatek Finance Ltd., Notes	6.604%	2/3/21	2,300,000	2,248,250	(a)(h)
Pacific Rubiales Energy Corp., Senior Notes	5.375%	1/26/19	2,350,000	2,420,500	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,780,000	1,871,225	(b)
Petrobras Global Finance BV, Senior Notes	6.250%	3/17/24	920,000	968,672
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,145,000	1,196,364	(h)
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,820,000	1,865,074	(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,140,000	1,235,475	(b)
PT Adaro Indonesia, Senior Notes	7.625%	10/22/19	770,000	813,312	(a)(b)

See Notes to Financial Statements.

14	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Puma International Financing SA, Senior Bonds	6.750%	2/1/21	5,600,000		$5,754,000	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	3,980,000		4,253,625	(a)(b)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	530,000		553,876	(b)
Rosneft Finance SA, Senior Notes	7.500%	7/18/16	270,000		285,863	(a)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	230,000		239,488	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,390,000		1,504,675	(a)(b)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	200,000		216,500	(a)
Samson Investment Co., Senior Notes	10.750%	2/15/20	6,620,000		7,017,200	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	3,960,000		4,257,000	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	920,000		979,800	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	1,810,000		1,959,325	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	400,000		353,000	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	1,100,000		1,094,500	(a)(b)
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., Senior Notes	7.500%	7/1/21	1,370,000		1,479,600
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	1,670,000		1,820,300	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	2,180,000		1,471,500	(a)
Total Oil, Gas & Consumable Fuels					109,192,184
Total Energy					132,262,394
Financials — 10.7%
Banks — 5.4%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	2,410,000		2,277,450	(b)(g)(i)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	3,710,000		5,057,676	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	5,000,000		5,690,625	(b)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	950,000		950,404	(g)(i)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	3,180,000		3,704,700	(a)(b)(g)(i)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	3,920,000		4,021,406	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.000%	8/1/23	1,270,000		1,270,000	(b)(g)(i)
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	4,400,000		4,447,617	(i)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	3,530,000		3,900,650	(b)(g)(i)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	1,660,000		1,681,749	(b)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,470,000		1,560,167
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	650,000		732,602	(b)
Royal Bank of Scotland PLC, Subordinated Notes	13.125%	3/19/22	4,860,000	AUD	5,391,607	(a)(g)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	3,570,000		3,628,013	(g)(i)
Total Banks					44,314,666

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	15

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 0.3%
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,320,000	$2,676,918	(b)
Consumer Finance — 1.6%
Ally Financial Inc., Senior Notes	6.750%	12/1/14	6,140,000	6,354,900	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	2,230,000	2,636,975	(b)
SLM Corp., Senior Notes	6.125%	3/25/24	1,490,000	1,484,040
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	1,250,000	1,312,500	(a)
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	1,110,000	1,187,700	(a)
Total Consumer Finance				12,976,115
Diversified Financial Services — 1.7%
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	800,000	863,000
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	3,385,000	3,949,872	(b)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	5,180,000	6,177,150	(b)
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,160,000	2,610,900	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	541,250	(a)(g)
Total Diversified Financial Services				14,142,172
Insurance — 1.1%
American International Group Inc., Senior Notes	8.250%	8/15/18	3,180,000	3,980,323	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	1,450,000	1,551,500	(a)(b)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	1,750,000	1,999,375	(a)(b)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	1,100,000	1,342,000	(a)(b)
Total Insurance				8,873,198
Real Estate Management & Development — 0.6%
Howard Hughes Corp., Senior Notes	6.875%	10/1/21	4,140,000	4,471,200	(a)(b)
Total Financials				87,454,269
Health Care — 5.7%
Health Care Equipment & Supplies — 1.2%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	2,800,000	2,954,000	(b)
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	1,610,000	1,650,250	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	4,820,000	4,820,000	(b)
Total Health Care Equipment & Supplies				9,424,250
Health Care Providers & Services — 3.5%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	1,248,000	1,503,840	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	1,540,000	1,586,200	(a)(b)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	4,590,000	5,043,262	(b)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	2,620,000	2,868,900	(b)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	5,000,000	5,525,000	(b)
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	105,000	119,175	(b)

See Notes to Financial Statements.

16	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care Providers & Services — continued
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	1,020,000		$1,116,900	(a)(b)
HCA Inc., Debentures	7.500%	11/15/95	2,205,000		1,951,425	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	2,540,000		2,705,100	(b)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	254,000	EUR	377,935	(a)
Tenet Healthcare Corp., Senior Notes	8.125%	4/1/22	2,870,000		3,192,875
Tenet Healthcare Corp., Senior Secured Notes	6.000%	10/1/20	2,580,000		2,713,838	(a)
Total Health Care Providers & Services					28,704,450
Pharmaceuticals — 1.0%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	2,500,000	EUR	3,847,120	(a)(b)
JLL/Delta Dutch Newco BV, Senior Notes	7.500%	2/1/22	2,830,000		2,911,362	(a)
Salix Pharmaceuticals Ltd., Senior Notes	6.000%	1/15/21	1,580,000		1,698,500	(a)
Total Pharmaceuticals					8,456,982
Total Health Care					46,585,682
Industrials — 21.0%
Aerospace & Defense — 2.3%
CBC Ammo LLC/CBC FinCo Inc., Senior Notes	7.250%	11/15/21	4,110,000		4,197,338	(a)(b)
Ducommun Inc., Senior Notes	9.750%	7/15/18	1,960,000		2,195,200	(b)
Erickson Inc., Senior Secured Notes	8.250%	5/1/20	4,854,000		5,072,430	(a)(b)
GenCorp Inc., Secured Notes	7.125%	3/15/21	1,490,000		1,624,100	(b)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	4,160,000		4,386,200	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	1,660,000		1,759,600	(b)
Total Aerospace & Defense					19,234,868
Airlines — 1.9%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	1,100,000		1,133,088	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	1,199,827		1,301,812	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	4,871		4,968
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,308,912		1,518,339	(b)
Delta Air Lines Inc., Pass-Through Certificates, Subordinated Secured Notes	9.750%	12/17/16	547,200		625,176	(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	2,450,000	GBP	4,583,006	(a)(b)
United Airlines Inc., Pass-Through Certificates	5.983%	4/19/22	4,213,744		4,787,867	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	1,430,000		1,522,950	(b)
Total Airlines					15,477,206
Building Products — 0.7%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	1,230,000		1,233,075	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	2,010,000		2,045,175	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	17

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Building Products — continued
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	800,000		$840,000	(a)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	1,139,000	EUR	1,813,269	(a)
Total Building Products					5,931,519
Commercial Services & Supplies — 2.9%
Garda World Security Corp., Senior Notes	7.250%	11/15/21	780,000		825,825	(a)
JM Huber Corp., Senior Notes	9.875%	11/1/19	1,490,000		1,717,225	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	6,080,000		6,498,000	(b)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	1,600,000		1,798,000	(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	4,686,000		5,166,315	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,186,000		1,307,565	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	1,241,000		1,259,615	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	3,018,000		3,410,340	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	1,310,000		1,459,012	(b)
Total Commercial Services & Supplies					23,441,897
Construction & Engineering — 2.3%
Astaldi SpA, Senior Bonds	7.125%	12/1/20	1,070,000	EUR	1,613,389	(a)
Astaldi SpA, Senior Notes	7.125%	12/1/20	240,000	EUR	361,882	(a)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	2,420,000		2,238,500	(a)
Michael Baker Holdings LLC/Micahel Baker Finance Corp., Senior Notes	8.875%	4/15/19	3,110,000		3,133,325	(a)(c)
Michael Baker International LLC/CDL Acquisition Co. Inc., Senior Secured Notes	8.250%	10/15/18	3,670,000		3,917,725	(a)(b)
Modular Space Corp., Secured Notes	10.250%	1/31/19	2,520,000		2,633,400	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	5,170,000		4,749,938	(a)(h)
Total Construction & Engineering					18,648,159
Electrical Equipment — 0.5%
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	1,970,000		2,157,150	(a)(b)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	1,800,000		1,935,000	(a)(b)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	145,672	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	150,000	EUR	226,638	(a)
Total Electrical Equipment					4,464,460
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	2,490,000		2,715,096	(b)
Machinery — 2.7%
CTP Transportation Products LLC/CTP Finance Inc., Senior Secured Notes	8.250%	12/15/19	1,200,000		1,302,000	(a)

See Notes to Financial Statements.

18	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Machinery — continued
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	5,370,000		$5,752,613	(a)(b)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	1,070,000		1,103,438	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	2,390,000		2,766,425	(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	3,027,000	EUR	4,633,105	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	700,000	EUR	1,099,821	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	458,000	EUR	719,597	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	1,760,000		1,966,800	(a)(b)
Vander Intermediate Holding II Corp., Senior Notes	9.750%	2/1/19	1,220,000		1,290,150	(a)(c)
Waterjet Holdings Inc., Senior Secured Notes	7.625%	2/1/20	990,000		1,056,825	(a)
Total Machinery					21,690,774
Marine — 1.5%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	3,631,806		3,250,466	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	1,860,000		1,873,950
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.125%	11/15/21	2,960,000		3,100,600	(a)
Stena AB, Senior Notes	7.000%	2/1/24	1,280,000		1,299,200	(a)
Ultrapetrol Bahamas Ltd., Senior Secured Notes	8.875%	6/15/21	2,150,000		2,365,000
Total Marine					11,889,216
Road & Rail — 2.5%
Flexi-Van Leasing Inc., Senior Notes	7.875%	8/15/18	2,500,000		2,737,500	(a)(b)
Florida East Coast Holdings Corp., Senior Notes	9.750%	5/1/20	3,740,000		3,870,900	(a)
Florida East Coast Holdings Corp., Senior Secured Notes	6.750%	5/1/19	1,860,000		1,915,800	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	5,530,000		6,131,387	(a)(b)
Jurassic Holdings III Inc., Secured Notes	6.875%	2/15/21	1,680,000		1,743,000	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	3,600,000		3,915,000	(b)
Total Road & Rail					20,313,587
Trading Companies & Distributors — 0.6%
Emeco Pty Ltd., Senior Secured Notes	9.875%	3/15/19	1,400,000		1,456,000	(a)
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	3,150,000		3,480,750	(b)
Total Trading Companies & Distributors					4,936,750
Transportation — 2.5%
CMA CGM, Senior Notes	8.500%	4/15/17	5,990,000		6,169,700	(a)(b)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	3,490,000		3,769,200	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	3,890,000		4,011,562	(a)(b)(c)
Syncreon Group BV/Syncreon Global Finance US Inc., Senior Notes	8.625%	11/1/21	3,400,000		3,540,250	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	2,580,000		2,625,150	(a)(b)
Total Transportation					20,115,862

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	19

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	1,700,000		$1,800,938	(a)(b)
Global Ship Lease Inc., Senior Secured Notes	10.000%	4/1/19	820,000		861,000	(a)
Total Transportation Infrastructure					2,661,938
Total Industrials					171,521,332
Information Technology — 2.9%
Electronic Equipment, Instruments & Components — 0.2%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	650,000	EUR	986,508	(a)
Internet Software & Services — 0.6%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	360,000		378,900	(a)(c)
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	2,100,000		2,478,000	(b)
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	1,920,000		2,114,400	(b)
Total Internet Software & Services					4,971,300
IT Services — 1.6%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	2,758,000		2,799,370	(a)
First Data Corp., Senior Notes	12.625%	1/15/21	4,760,000		5,735,800	(b)
First Data Corp., Senior Subordinated Notes	11.750%	8/15/21	4,300,000		4,601,000
Total IT Services					13,136,170
Software — 0.5%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	1,390,000		1,497,725	(a)(b)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	2,430,000		2,496,825	(a)(b)
Total Software					3,994,550
Total Information Technology					23,088,528
Materials — 14.1%
Chemicals — 0.5%
HIG BBC Intermediate Holdings LLC/HIG BBC Holdings Corp., Senior Notes	10.500%	9/15/18	1,500,000		1,545,000	(a)(c)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	680,000	EUR	1,080,190	(a)
KP Germany Erste GmbH, Senior Secured Notes	11.625%	7/15/17	530,000	EUR	841,913	(a)
Momentive Performance Materials Inc., Senior Secured Notes	8.875%	10/15/20	590,000		640,888
Total Chemicals					4,107,991
Construction Materials — 0.1%
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	780,000		846,300	(a)
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.125%	10/15/20	3,170,000		3,542,475	(a)(b)
Ardagh Packaging Finance PLC, Senior Secured Notes	7.375%	10/15/17	1,160,000	EUR	1,705,402	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.250%	1/31/19	930,000		971,850	(a)

See Notes to Financial Statements.

20	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Containers & Packaging — continued
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,220,000		$1,357,250	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	871,765		913,173	(a)(b)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	6.750%	1/31/21	2,970,000		3,103,650	(a)
Exopack Holdings SA, Senior Notes	7.875%	11/1/19	3,490,000		3,716,850	(a)(b)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	2,400,000		2,496,000	(b)
Pactiv LLC, Senior Notes	7.950%	12/15/25	920,000		952,200
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	1,340,000		1,401,975	(b)
Total Containers & Packaging					20,160,825
Metals & Mining — 9.4%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	811,000		910,591
ArcelorMittal, Senior Notes	5.000%	2/25/17	1,760,000		1,870,000	(b)
ArcelorMittal, Senior Notes	6.000%	3/1/21	3,870,000		4,160,250	(b)
ArcelorMittal, Senior Notes	6.750%	2/25/22	480,000		534,000	(b)
AuRico Gold Inc., Secured Notes	7.750%	4/1/20	1,950,000		1,915,875	(a)
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	2,530,000		2,346,575	(a)(b)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	230,000		236,721
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	3,420,000		3,591,171	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	2,780,000		2,773,050	(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	990,000		1,017,225	(a)
Evraz Group SA, Notes	8.250%	11/10/15	170,000		170,563	(a)
Evraz Group SA, Notes	9.500%	4/24/18	680,000		666,400	(a)(b)
Evraz Group SA, Notes	6.750%	4/27/18	4,550,000		4,129,125	(a)(h)
Evraz Group SA, Senior Notes	9.500%	4/24/18	330,000		323,400	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	3,790,000		4,202,162	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	2,000,000		2,147,500	(a)(b)
GTL Trade Finance Inc., Senior Bonds	5.893%	4/29/24	4,246,000		4,383,995	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,070,000		1,657,800	(a)(d)(f)
Mirabela Nickel Ltd., Notes	3.500%	6/30/14	609,500		609,500	(a)(c)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	2,570,000		655,350	(a)(b)(f)
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	2,920,000		2,883,500	(b)
New World Resources NV, Senior Secured Notes	7.875%	5/1/18	350,000	EUR	301,055	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	1,570,000		1,770,175	(a)(b)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	4,490,000		4,692,050	(a)(b)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	1,820,000		2,393,080	(b)
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Notes	11.250%	10/15/18	110,000		124,025

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	21

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Ryerson Inc./Joseph T. Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	3,960,000		$4,261,950
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	1,730,000		1,844,613	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	2,040,000	EUR	3,009,202	(a)(c)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	3,850,000		3,214,750	(a)(b)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	1,300,000		1,426,750
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	1,200,000		1,278,000	(a)(b)
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	520,000		553,800	(a)
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	1,950,000		2,179,125	(b)
Vale Overseas Ltd., Notes	8.250%	1/17/34	1,784,000		2,228,230	(h)
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,396,000		1,552,686
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	3,630,000		3,816,037	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	760,000		760,950	(a)
Total Metals & Mining					76,591,231
Paper & Forest Products — 1.6%
Appvion Inc., Secured Notes	9.000%	6/1/20	6,800,000		6,927,500	(a)(b)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	710,000		786,325	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	3,730,000		3,646,075	(a)(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	1,768,000		1,608,880	(b)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	260,000		282,100
Total Paper & Forest Products					13,250,880
Total Materials					114,957,227
Telecommunication Services — 12.5%
Diversified Telecommunication Services — 7.6%
Axtel SAB de CV, Senior Secured Notes, Step Bond	8.000%	1/31/20	2,544,000		2,594,880	(a)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	6,600,000		6,798,000	(b)
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	3,340,000		3,623,900	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	810,000		844,425	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.250%	10/15/20	6,670,000		7,220,275	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	1,250,000		1,228,125	(a)(b)
Intelsat Luxembourg SA, Senior Bonds	8.125%	6/1/23	2,070,000		2,181,262
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	750,000		813,750
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	4,090,000		4,601,250	(b)
Level 3 Financing Inc., Senior Notes	6.125%	1/15/21	1,260,000		1,326,150	(a)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	940,000		957,625

See Notes to Financial Statements.

22	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Diversified Telecommunication Services — continued
TW Telecom Holdings Inc., Senior Notes	6.375%	9/1/23	3,640,000		$3,885,700
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	2,220,000		2,358,750	(a)
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, Senior Secured Notes	7.500%	3/15/19	260,000		281,450	(a)
Verizon Communications Inc., Senior Notes	5.150%	9/15/23	3,550,000		3,920,641	(b)
Vimpel Communications, Notes	6.493%	2/2/16	375,000		383,438	(a)
Wind Acquisition Finance SA, Senior Notes	11.750%	7/15/17	1,620,000		1,701,000	(a)(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	9,218,464		9,696,672	(a)(b)
Windstream Corp., Senior Notes	7.500%	4/1/23	5,780,000		6,126,800	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	1,430,000		1,397,825
Total Diversified Telecommunication Services					61,941,918
Wireless Telecommunication Services — 4.9%
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	1,400,000	EUR	2,085,047	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,300,000	GBP	2,299,507	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	3,530,000		3,503,525	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	8,465,000		9,512,544	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	7,200,000		8,793,000	(a)(b)
Sprint Corp., Senior Notes	7.875%	9/15/23	6,930,000		7,657,650	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	2,831,000		3,085,790	(b)
T-Mobile USA Inc., Senior Notes	6.542%	4/28/20	1,090,000		1,175,837
VimpelCom Holdings BV, Senior Notes	7.504%	3/1/22	2,230,000		2,207,700	(a)
Total Wireless Telecommunication Services					40,320,600
Total Telecommunication Services					102,262,518
Utilities — 5.7%
Electric Utilities — 2.1%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	4,270,000		4,718,350	(b)
FirstEnergy Corp., Notes	7.375%	11/15/31	3,000,000		3,491,637	(b)
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	2,823,282		2,879,747
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	4,320,000		4,579,200	(b)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	1,389,034		1,559,191	(f)
Total Electric Utilities					17,228,125
Gas Utilities — 0.3%
Suburban Propane Partners LP/Suburban Energy Finance Corp., Senior Notes	7.375%	3/15/20	2,230,000		2,391,675	(b)
Independent Power and Renewable Electricity Producers — 3.2%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	1,890,000		2,003,400	(b)
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	272,000		299,540	(a)(b)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	23

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Independent Power and Renewable Electricity Producers — continued
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	3,349,000		$3,767,625	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	600,000		669,160	(a)
Dynegy Roseton LLC/Dynegy Danskammer LLC Pass-Through Trust, Secured Bonds	7.670%	11/8/16	3,100,000		0	(d)(e)(j)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	860,000		900,850	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	3,003,000		3,194,441	(b)
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	5,200,000		5,577,000	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	3,350,000		3,567,750	(a)(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	374,187		404,122	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	4,900,701		5,488,785
Total Independent Power and Renewable Electricity Producers					25,872,673
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	740,000		884,300	(a)
Total Utilities					46,376,773
Total Corporate Bonds & Notes (Cost — $904,583,483)					962,170,897
Collateralized Mortgage Obligations — 0.1%
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB5 7A1 (Cost — $821,964)	2.344%	4/20/35	1,271,549		1,108,732	(g)
Convertible Bonds & Notes — 0.0%
Telecommunication Services — 0.0%
Diversified Telecommunication Services — 0.0%
Axtel SAB de CV, Senior Secured Notes, Step Bond (Cost — $424,575)	8.000%	1/31/20	2,900,100	MXN	387,929	(a)
Senior Loans — 2.8%
Consumer Discretionary — 0.8%
Hotels, Restaurants & Leisure — 0.7%
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	2,510,000		2,547,650	(k)(l)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	2,585,000		2,856,425	(k)(l)
Total Hotels, Restaurants & Leisure					5,404,075
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	1,220,000		1,081,225	(k)(l)
Total Consumer Discretionary					6,485,300
Consumer Staples — 0.1%
Food Products — 0.1%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	1,080,000		1,050,300	(k)(l)

See Notes to Financial Statements.

24	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 0.9%
Health Care Providers & Services — 0.9%
CRC Health Corp., Second Lien Term Loan	—	9/28/21	2,130,000		$2,139,762	(l)(m)
Physiotherapy Associates Holdings Inc., Exit Term Loan	10.000%	10/10/16	2,280,000		2,268,600	(d)(k)(l)
Radnet Management Inc., Second Lien Term Loan	8.000%	3/5/21	2,620,000		2,610,175	(k)(l)
Total Health Care					7,018,537
Industrials — 0.5%
Machinery — 0.5%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	4,200,000		4,284,000	(k)(l)
Materials — 0.5%
Chemicals — 0.5%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	1,200,000	EUR	1,741,123	(k)(l)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	1,920,000		1,989,600	(k)(l)
Total Materials					3,730,723
Total Senior Loans (Cost — $21,875,269)					22,568,860
Sovereign Bonds — 2.6%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	936,000		912,268
Brazil — 0.8%
Federative Republic of Brazil, Notes	10.000%	1/1/17	15,782,000	BRL	6,743,987
Hungary — 0.2%
Hungary Government Bond, Senior Notes	5.750%	11/22/23	1,658,000		1,774,060
Russia — 0.1%
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	1,055,000		1,047,087	(a)(b)
Turkey — 0.6%
Republic of Turkey, Senior Bonds	11.875%	1/15/30	1,175,000		1,968,125
Republic of Turkey, Senior Notes	6.875%	3/17/36	2,064,000		2,368,956
Total Turkey					4,337,081
Venezuela — 0.8%
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	3,370,000		3,066,700	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,050,000		2,539,125
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,164,000		931,200
Total Venezuela					6,537,025
Total Sovereign Bonds (Cost — $23,065,534)					21,351,508

			Shares
Common Stocks — 3.2%
Consumer Discretionary — 0.3%
Automobiles — 0.2%
Ford Motor Co.			116,147		1,875,774

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	25

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Security		Shares	Value
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.		166,350	$332,700	*(d)(e)
Total Consumer Discretionary			2,208,474
Energy — 0.4%
Energy Equipment & Services — 0.4%
KCAD Holdings I Ltd.		533,873,172	3,651,159	*(d)(e)
Financials — 1.3%
Banks — 1.1%
Citigroup Inc.		143,529	6,876,474
JPMorgan Chase & Co.		40,778	2,282,753
Total Banks			9,159,227
Diversified Financial Services — 0.0%
PB Investors II LLC		60,468	0	*(d)(e)(j)
Real Estate Management & Development — 0.2%
Realogy Holdings Corp.		34,269	1,441,011	*
Total Financials			10,600,238
Health Care — 0.2%
Health Care Providers & Services — 0.2%
Physiotherapy Associates Holdings Inc.		31,500	1,512,000	*(e)
Industrials — 1.0%
Marine — 1.0%
DeepOcean Group Holding AS		198,468	7,068,061	*(d)(e)
Horizon Lines Inc., Class A Shares		1,490,060	1,035,666	*
Total Industrials			8,103,727
Materials — 0.0%
Chemicals — 0.0%
LyondellBasell Industries NV, Class A Shares		19	1,757
Total Common Stocks (Cost — $35,007,016)			26,077,355

	Rate
Convertible Preferred Stocks — 0.1%
Materials — 0.1%
Metals & Mining — 0.1%
ArcelorMittal (Cost — $517,500)	6.000%	20,700	498,663
Preferred Stocks — 2.2%
Financials — 2.2%
Consumer Finance — 1.6%
GMAC Capital Trust I	8.125%	489,100	13,445,359	(g)
Diversified Financial Services — 0.6%
Citigroup Capital XIII	7.875%	168,125	4,583,088	(g)
Total Preferred Stocks (Cost — $16,143,736)			18,028,447

See Notes to Financial Statements.

26	Western Asset High Income Fund II Inc. 2014 Annual Report

Western Asset High Income Fund II Inc.

Security		Expiration Date	Warrants	Value
Warrants — 0.1%
Bolivarian Republic of Venezuela, Oil-linked payment obligations (Cost — $0)		4/15/20	18,500	$455,563	(e)
Total Investments before Short-Term Investments (Cost — $1,002,439,077)				1,052,647,954

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 1.9%
Repurchase Agreements — 1.9%
Barclays Capital Inc. repurchase agreement dated 4/30/14; Proceeds at maturity — $15,900,004; (Fully collateralized by U.S. government obligations, 2.125% due 12/31/15; Market value — $16,217,887) (Cost — $15,900,000)	0.010%	5/1/14	15,900,000	15,900,000
Total Investments — 130.9% (Cost — $1,018,339,077#)				1,068,547,954
Liabilities in Excess of Other Assets — (30.9)%				(252,243,817)
Total Net Assets — 100.0%				$816,304,137

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).

(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

(d)	Illiquid security (unaudited).

(e)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(f)	The coupon payment on these securities is currently in default as of April 30, 2014.

(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(h)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.

(i)	Security has no maturity date. The date shown represents the next call date.

(j)	Value is less than $1.

(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(l)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(m)	All or a portion of this loan is unfunded as of April 30, 2014. The interest rate for fully unfunded term loans is to be determined.

#	Aggregate cost for federal income tax purposes is $1,020,812,397.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	27

Schedule of investments (cont’d)

April 30, 2014

Western Asset High Income Fund II Inc.

Abbreviations used in this schedule:
AUD	— Australian Dollar
BRL	— Brazilian Real
EUR	— Euro
GBP	— British Pound
MXN	— Mexican Peso
OJSC	— Open Joint Stock Company

See Notes to Financial Statements.

28	Western Asset High Income Fund II Inc. 2014 Annual Report

Statement of assets and liabilities

April 30, 2014

Assets:
Investments, at value (Cost — $1,018,339,077)	$1,068,547,954
Foreign currency, at value (Cost — $11,036)	11,036
Cash	6,833,945
Interest and dividends receivable	21,007,827
Receivable for securities sold	4,279,944
Deposits with brokers for centrally cleared swap contracts	1,378,155
Deposits with brokers for open futures contracts	861,007
Unrealized appreciation on forward foreign currency contracts	47,084
Prepaid expenses	63,306
Total Assets	1,103,030,258

Liabilities:
Loan payable (Note 5)	255,000,000
Payable for securities purchased	21,856,440
Payable for open reverse repurchase agreements (Note 3)	7,151,580
Unrealized depreciation on forward foreign currency contracts	1,422,028
Investment management fee payable	708,278
Payable to broker — variation margin on open futures contracts	282,680
Interest payable (Notes 3 and 5)	112,235
Payable to broker — variation margin on centrally cleared swaps	11,667
Directors’ fees payable	9,763
Accrued expenses	171,450
Total Liabilities	286,726,121
Total Net Assets	$816,304,137

Net Assets:
Par value ($0.001 par value; 86,167,180 shares issued and outstanding; 100,000,000 shares authorized)	$86,167
Paid-in capital in excess of par value	1,017,957,985
Undistributed net investment income	1,099,103
Accumulated net realized loss on investments, futures contracts, written options, swap contracts and foreign currency transactions	(251,870,159)
Net unrealized appreciation on investments, futures contracts, swap contracts and foreign currencies	49,031,041
Total Net Assets	$816,304,137

Shares Outstanding	86,167,180

Net Asset Value	$9.47

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	29

Statement of operations

For the Year Ended April 30, 2014

Investment Income:
Interest	$83,344,158
Dividends	1,533,877
Less: Foreign taxes withheld	(31,575)
Total Investment Income	84,846,460

Expenses:
Investment management fee (Note 2)	8,487,218
Interest expense (Notes 3 and 5)	2,392,816
Transfer agent fees	299,125
Directors’ fees	140,514
Stock exchange listing fees	88,007
Audit and tax	81,790
Legal fees	56,269
Shareholder reports	56,236
Custody fees	20,067
Insurance	16,805
Miscellaneous expenses	15,106
Total Expenses	11,653,953
Net Investment Income	73,192,507

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	16,451,391
Futures contracts	(314,080)
Written options	128,480
Swap contracts	(3,269,467)
Foreign currency transactions	(723,554)
Net Realized Gain	12,272,770
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(16,169,233)
Futures contracts	13,557
Written options	603,650
Swap contracts	2,288,594
Foreign currencies	(3,514,554)
Change in Net Unrealized Appreciation (Depreciation)	(16,777,986)
Net Loss on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	(4,505,216)
Increase in Net Assets from Operations	$68,687,291

See Notes to Financial Statements.

30	Western Asset High Income Fund II Inc. 2014 Annual Report

Statements of changes in net assets

For the Years Ended April 30,	2014	2013

Operations:
Net investment income	$73,192,507	$76,790,176
Net realized gain	12,272,770	21,570,003
Change in net unrealized appreciation (depreciation)	(16,777,986)	44,596,492
Increase in Net Assets From Operations	68,687,291	142,956,671

Distributions to Shareholders From (Note 1):
Net investment income	(76,216,170)	(83,317,971)
Decrease in Net Assets From Distributions to Shareholders	(76,216,170)	(83,317,971)

Fund Share Transactions:
Reinvestment of distributions (153,861 and 655,589 shares issued, respectively)	1,430,378	6,315,655
Increase in Net Assets From Fund Share Transactions	1,430,378	6,315,655
Increase (Decrease) in Net Assets	(6,098,501)	65,954,355

Net Assets:
Beginning of year	822,402,638	756,448,283
End of year*	$816,304,137	$822,402,638
*Includesundistributed (overdistributed) net investment income, respectively, of:	$1,099,103	$(2,027,763)

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	31

Statement of cash flows

For the Year Ended April 30, 2014

Increase (Decrease) in Cash:

Cash Provided (Used) by Operating Activities:
Net increase in net assets resulting from operations	$68,687,291

Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash Provided (Used) by Operating Activities:
Purchases of portfolio securities	(504,767,385)
Sales of portfolio securities	472,742,160
Net purchases, sales and maturities of short-term investments	1,100,000
Net amortization of premium (accretion of discount)	(497,815)
Payment-in-kind	(2,718,748)
Increase in receivable for securities sold	(1,251,814)
Decrease in interest and dividends receivable	90,291
Decrease in prepaid expenses	18,938
Increase in deposits with brokers for futures contracts	(861,007)
Decrease in deposits with brokers for OTC swap contracts	2,800,000
Increase in deposits with brokers for centrally cleared swap contracts	(1,378,155)
Decrease in net premiums received for OTC swap contracts	(178,630)
Decrease in payable for open OTC swap contracts	(180,626)
Increase in payable for securities purchased	810,308
Increase in investment management fee payable	23,335
Increase in Directors’ fees payable	9,763
Decrease in interest payable	(21,160)
Decrease in accrued expenses	(14,715)
Decrease in premiums received from written options	(371,860)
Increase in payable to broker — variation margin on open futures contracts	282,680
Increase in payable to broker — variation margin on open centrally cleared swap contracts	11,667
Net realized gain on investments	(16,451,391)
Change in unrealized depreciation of investments, written options, OTC swap contracts and forward foreign currency transactions	16,972,985
Net Cash Provided by Operating Activities*	34,856,112

Cash Flows from Financing Activities:
Distributions paid on common stock	$(74,785,792)
Increase in loan payable	40,000,000
Decrease in payable for reverse repurchase agreements	(2,048,691)
Net Cash Used in Financing Activities	(36,834,483)
Net Decrease in Cash	(1,978,371)
Cash at Beginning of year	8,823,352
Cash at End of year	$6,844,981

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$1,430,378

*	Included in operating expenses is cash of $2,413,976 paid for interest on borrowings.

See Notes to Financial Statements.

32	Western Asset High Income Fund II Inc. 2014 Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended April 30:
	2014[1]	2013[1]	2012[1]	2011[1]	2010[1]

Net asset value, beginning of year	$9.56	$8.86	$9.57	$9.00	$6.13

Income (loss) from operations:
Net investment income	0.85	0.90	0.96	1.00	1.07
Net realized and unrealized gain (loss)	(0.05)	0.77	(0.67)	0.62	2.94
Total income from operations	0.80	1.67	0.29	1.62	4.01

Less distributions from:
Net investment income	(0.89)	(0.97)	(1.00)	(1.05)	(1.14)
Total distributions	(0.89)	(0.97)	(1.00)	(1.05)	(1.14)

Net asset value, end of year	$9.47	$9.56	$8.86	$9.57	$9.00

Market price, end of year	$9.39	$10.20	$10.10	$10.04	$9.82
Total return based on NAV[2,3]	8.89%	20.03%	3.80%	19.40%	69.38%
Total return, based on market price[4]	1.30%	11.68%	11.89%	14.54%	81.29%

Net assets, end of year (000s)	$816,304	$822,403	$756,448	$807,319	$751,122

Ratios to average net assets:
Gross expenses	1.45%	1.41%	1.51%	1.61%	2.12%
Net expenses[5]	1.45	1.41	1.51	1.61	2.12
Net investment income	9.10	9.84	10.93	11.03	13.44

Portfolio turnover rate	45%	52%	45%	84%	81%

Supplemental data:
Loans Outstanding, End of Year (000s)	$255,000	$215,000	$215,000	$190,000	$196,500
Asset Coverage for Loan Outstanding	420%	483%	452%	525%	482%
Weighted Average Loan (000s)	$248,493	$215,000	$211,038	$197,170	$169,363
Weighted Average Interest Rate on Loans	0.92%	0.97%	1.09%	1.49%	1.80%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results.

[4]	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset High Income Fund II Inc. 2014 Annual Report	33

Notes to financial statements

1. Organization and significant accounting policies

Western Asset High Income Fund II Inc. (the “Fund”) was incorporated in Maryland and is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income by investing at least 80% of its net assets, plus any borrowings for investment purposes, in high-yield debt securities. As a secondary objective, the Fund seeks capital appreciation to the extent consistent with its objective of seeking to maximize current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation

34	Western Asset High Income Fund II Inc. 2014 Annual Report

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Western Asset High Income Fund II Inc. 2014 Annual Report	35

Notes to financial statements (cont’d)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes:
Consumer discretionary	—	$204,560,475	$2,878,399		$207,438,874
Materials	—	114,347,727	609,500		114,957,227
Utilities	—	46,376,773	0	*	46,376,773
Other corporate bonds & notes	—	593,398,023	—		593,398,023
Collateralized mortgage obligations	—	1,108,732	—		1,108,732
Convertible bonds & notes	—	387,929	—		387,929
Senior loans	—	22,568,860	—		22,568,860
Sovereign bonds	—	21,351,508	—		21,351,508
Common stocks:
Consumer discretionary	$1,875,774	—	332,700		2,208,474
Energy	—	—	3,651,159		3,651,159
Financials	10,600,238	—	0	*	10,600,238
Health care	—	—	1,512,000		1,512,000
Industrials	—	1,035,666	7,068,061		8,103,727
Materials	1,757	—	—		1,757
Convertible preferred stocks	498,663	—	—		498,663
Preferred stocks	18,028,447	—	—		18,028,447
Warrants	—	—	455,563		455,563
Total long-term investments	$31,004,879	$1,005,135,693	$16,507,382		$1,052,647,954
Short-term investments†	—	15,900,000	—		15,900,000
Total investments	$31,004,879	$1,021,035,693	$16,507,382		$1,068,547,954
Other financial instruments:
Futures contracts	$71,037	—	—		$71,037
Forward foreign currency contracts	—	$47,084	—		47,084
Centrally cleared credit default swaps on credit indices — buy protection	—	155,610	—		155,610
Total other financial instruments	$71,037	$202,694	—		$273,731
Total	$31,075,916	$1,021,238,387	$16,507,382		$1,068,821,685

36	Western Asset High Income Fund II Inc. 2014 Annual Report

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$57,480	—	—	$57,480
Forward foreign currency contracts	—	$1,422,028	—	1,422,028
Total	$57,480	$1,422,028	—	$1,479,508

†	See Schedule of Investments for additional detailed categorizations.

*	Amount represents less than $1.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Corporate Bonds & Notes
Investments in Securities	Consumer Discretionary	Energy	Industrials	Materials	Utilities		Total
Balance as of April 30, 2013	$2,502,726	$4,162,074	$2,041,948	—	$77,500		$8,784,248
Accrued premiums/discounts	42,692	21,642	1,591	$99,947	154,311		320,183
Realized gain (loss)[1]	—	—	146,033	—	—		146,033
Change in unrealized appreciation (depreciation)[2]	12,087	191,681	(127,447)	49,551	(193,793)		(67,921)
Purchases	320,894	597,491	—	460,002	1,720,949		3,099,336
Sales	—	—	(2,062,125)	—	(1,758,967)		(3,821,092)
Transfers into Level 3[3]	—	—		—	—		—
Transfers out of Level 3[4]	—	(4,972,888)		—	—		(4,972,888)
Balance as of April 30, 2014	$2,878,399	—	—	$609,500	$0	*	$3,487,899
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2014[2]	$12,087	$191,681	—	$49,551	$(1,720,949)		$(1,467,630)

	Common Stocks
Investments in Securities	Consumer Discretionary	Energy	Financials		Health Care	Industrials	Warrants	Total
Balance as of April 30, 2013	$332,700	$5,624,354	$0	*	—	$4,376,517	—	$10,333,571
Accrued premiums/discounts	—	—	—		—	—	—	—
Realized gain (loss)[1]	—	—	—		—	—	—	—
Change in unrealized appreciation (depreciation)[2]	—	(1,973,195)	—		$(1,000,500)	2,691,544	—	(282,151)
Purchases	—	—	—		2,512,500	—	—	2,512,500
Sales	—	—	—		—	—	—	—
Transfers into Level 3[3]	—	—	—		—	—	$455,563	455,563
Transfers out of Level 3[4]	—	—	—		—	—	—	—
Balance as of April 30, 2014	$332,700	$3,651,159	$0	*	$1,512,000	$7,068,061	$455,563	$13,019,483
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2014[2]	—	$(1,973,195)	—		$(1,000,500)	$2,691,544	—	$(282,151)

*	Value is less than $1.

Western Asset High Income Fund II Inc. 2014 Annual Report	37

Notes to financial statements (cont’d)

[1]	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.

[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set

38	Western Asset High Income Fund II Inc. 2014 Annual Report

against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At April 30, 2014, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(h) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Western Asset High Income Fund II Inc. 2014 Annual Report	39

Notes to financial statements (cont’d)

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(j) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase

40	Western Asset High Income Fund II Inc. 2014 Annual Report

the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(l) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Western Asset High Income Fund II Inc. 2014 Annual Report	41

Notes to financial statements (cont’d)

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of April 30, 2014, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended April 30, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

42	Western Asset High Income Fund II Inc. 2014 Annual Report

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(m) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

Western Asset High Income Fund II Inc. 2014 Annual Report	43

Notes to financial statements (cont’d)

(o) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(p) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

44	Western Asset High Income Fund II Inc. 2014 Annual Report

As of April 30, 2014, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $1,422,028. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(q) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(r) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of April 30, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(u) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	$5,703,775	—	$(5,703,775)
(b)	446,754	$(446,754)	—

(a)	Reclassifications are primarily due a taxable overdistribution.

Western Asset High Income Fund II Inc. 2014 Annual Report	45

Notes to financial statements (cont’d)

(b)

Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, differences between book and tax amortization of premium on fixed income securities and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and Western Asset Management Company Pte. Ltd. (“Western Singapore”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited and Western Singapore are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore and Western Asset Limited do not receive any compensation from the Fund and are paid by Western Asset for their services to the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore and Western Asset Limited a subadvisory fee of 0.30% on assets managed by each subadviser.

During periods in which the Fund utilizes financial leverage, the fees which are payable to the investment manager as a percentage of the Fund’s net assets will be higher than if the Fund did not utilize leverage because the fees are calculated as a percentage of the Fund’s assets, including those investments purchased with leverage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the year ended April 30, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$503,818,410	$948,975
Sales	471,800,310	941,850

At April 30, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$77,346,465
Gross unrealized depreciation	(29,610,908)
Net unrealized appreciation	$47,735,557

46	Western Asset High Income Fund II Inc. 2014 Annual Report

During the year ended April 30, 2014, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of April 30, 2013	$51,800,000	$371,860
Options written	—	—
Options closed	—	—
Options exercised	(34,200,000)	(243,380)
Options expired	(17,600,000)	(128,480)
Written options, outstanding as of April 30, 2014	—	—

At April 30, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Sell:
U.S. Treasury 5-Year Notes	277	6/14	$33,159,553	$33,088,516	$71,037
U.S. Treasury 10-Year Notes	470	6/14	58,420,801	58,478,281	(57,480)
Net unrealized gain on open futures contracts					$13,557

At April 30, 2014, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Euro	Citibank, N.A	1,050,000	$1,456,686	5/14/14	$24,617
Euro	Citibank, N.A	1,587,589	2,202,495	5/14/14	2,495
Euro	UBS AG	85,730	118,935	5/14/14	248
Euro	Citibank, N.A	996,567	1,382,554	5/15/14	19,724
Euro	Citibank, N.A	10,422	14,458	5/15/14	(54)
					47,030
Contracts to Sell:
British Pound	Citibank, N.A	1,500,000	2,532,361	5/14/14	(63,796)
British Pound	UBS AG	4,689,000	7,916,159	5/14/14	(228,544)
Euro	Citibank, N.A	24,495,375	33,982,931	5/14/14	(472,400)
Euro	UBS AG	26,353,883	36,561,277	5/14/14	(605,303)
Euro	Citibank, N.A	1,006,988	1,397,012	5/15/14	(34,182)
Brazilian Real	Citibank, N.A	15,732,900	6,912,700	7/15/14	(17,749)
					(1,421,974)
Net unrealized loss on open forward foreign currency contracts					$(1,374,944)

Transactions in reverse repurchase agreements for the Fund during the year ended April 30, 2014 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$8,454,047	0.807%	$11,518,417

*	Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Western Asset High Income Fund II Inc. 2014 Annual Report	47

Notes to financial statements (cont’d)

Interest rates on reverse repurchase agreements ranged from 0.55% to 1.00% during the year ended April 30, 2014. Interest expense incurred on reverse repurchase agreements totaled $69,164.

At April 30, 2014, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date		Face Amount of Reverse Repurchase Agreements
Credit Suisse	0.85%	6/4/12	TBD	*	$1,997,780
Credit Suisse	0.85%	1/8/13	TBD	*	592,655
JPMorgan Chase & Co.	0.75%	3/24/14	TBD	*	960,082
JPMorgan Chase & Co.	0.75%	3/24/14	TBD	*	1,810,760
JPMorgan Chase & Co.	0.95%	3/24/14	TBD	*	404,500
JPMorgan Chase & Co.	0.55%	4/23/14	TBD	*	1,385,803
					$7,151,580

*	TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On April 30, 2014, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $8,369,656.

At April 30, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — BUY PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid (Received)	Unrealized Appreciation
Credit Suisse First Boston Inc. (Markit CDX.NA.HY.22 Index)	$29,470,000	6/20/19	5.000% quarterly	$(2,047,112)	$(2,202,722)	$155,610

[1]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

†	Percentage shown is an annual percentage rate.

48	Western Asset High Income Fund II Inc. 2014 Annual Report

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts[2]	$71,037	—	—	$71,037
Centrally cleared swap contracts[3]	—	—	$155,610	155,610
Forward foreign currency contracts	—	$47,084	—	47,084
Total	$71,037	$47,084	$155,610	$273,731

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$57,480	—	$57,480
Forward foreign currency contracts	—	$1,422,028	1,422,028
Total	$57,480	$1,422,028	$1,479,508

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended April 30, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$(255,200)	$(255,200)
Written options	—	—	128,480	128,480
Futures contracts	$(314,080)	—	—	(314,080)
Swap contracts	—	—	(3,269,467)	(3,269,467)
Forward foreign currency contracts[2]	—	$(934,892)	—	(934,892)
Total	$(314,080)	$(934,892)	$(3,396,187)	$(4,645,159)

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in the net realized gain (loss) from foreign currency transactions in the Statement of Operations.

Western Asset High Income Fund II Inc. 2014 Annual Report	49

Notes to financial statements (cont’d)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	—	—	$255,090	$255,090
Written options	—	—	603,650	603,650
Futures contracts	$13,557	—	—	13,557
Swap contracts	—	—	2,288,594	2,288,594
Forward foreign currency contracts[2]	—	$(3,540,386)	—	(3,540,386)
Total	$13,557	$(3,540,386)	$3,147,334	$(379,495)

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended April 30, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$8
Written options†	90,653
Futures contracts (to buy)†	2,247,151
Futures contracts (to sell)	17,633,790
Forward foreign currency contracts (to buy)	7,344,222
Forward foreign currency contracts (to sell)	90,342,363

Average Notional Balance
Credit default swap contracts (to buy protection)	$19,718,800

†	At April 30, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral held by the Fund at April 30, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets & Liabilities[1]	Collateral Received	Net Amount
Forward foreign currency contracts	$47,084	—	$47,084

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at April 30, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets & Liabilities[1]	Collateral Pledged[2,3]	Net Amount
Futures contracts[4]	$282,680	$(282,680)	—
Centrally cleared swap contracts[4]	11,667	(11,667)	—
Forward foreign currency contracts	1,422,028	—	$1,422,028
Total	$1,716,375	$(294,347)	$1,422,028

50	Western Asset High Income Fund II Inc. 2014 Annual Report

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Gross amounts not offset in the Statement of Assets & Liabilities.

[3]	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

[4]	Amount represents the current day’s variation margin as reported in the Statement of Assets & Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Loan

The Fund has a revolving credit agreement with Pershing LLC that allows the Fund to borrow up to an aggregate amount of $300,000,000 and renews daily for a 180-day term unless notice to the contrary is given to the Fund.

The interest on the loan is calculated at a variable rate based on the one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of Pershing LLC. Interest expense related to this loan for the year ended April 30, 2014 was $2,323,652. For the year ended April 30, 2014, the Fund had an average daily loan balance outstanding of $248,493,151 and the weighted average interest rate was 0.92%. At April 30, 2014, the Fund had $255,000,000 of borrowings outstanding.

6. Distributions subsequent to April 30, 2014

The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report:

Record Date	Payable Date	Amount
5/23/14	5/30/14	$0.0700
6/20/14	6/27/14	$0.0690
7/18/14	7/25/14	$0.0690
8/22/14	8/29/14	$0.0690

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended April 30, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$76,216,170	$83,317,971

As of April 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward**	$(249,383,282)
Other book/tax temporary differences (a)	1,085,546
Unrealized appreciation (depreciation)(b)	46,557,721
Total accumulated earnings (losses) — net	$(201,740,015)

**	During the taxable year ended April 30, 2014, the Fund utilized $12,242,769 of its capital loss carryforward available from prior years. As of April 30, 2014, the Fund had the following net capital loss carryforwards remaining:

Western Asset High Income Fund II Inc. 2014 Annual Report	51

Notes to financial statements (cont’d)

Year of Expiration	Amount
4/30/2017	$(65,770,134)
4/30/2018	(181,154,391)
4/30/2019	(2,458,757)
$(249,383,282)

These amounts will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts, differences between book and tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums on fixed income securities.

8. Recent accounting pronouncement

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) — Disclosures about Offsetting Assets and Liabilities along with the related scope clarification provisions of FASB Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) — Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. ASU 2011-11 is intended to enhance disclosures on the offsetting of financial assets and liabilities by requiring entities to disclose both gross and net information about financial instruments and transactions that are either offset in the statement of assets and liabilities or subject to a master netting agreement or similar arrangement. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions.

52	Western Asset High Income Fund II Inc. 2014 Annual Report

Report of independent registered public accounting firm

The Board of Directors and Shareholders

Western Asset High Income Fund II Inc.:

We have audited the accompanying statement of assets and liabilities of Western Asset High Income Fund II Inc. (the “Fund”), including the schedule of investments, as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, the statement of cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Western Asset High Income Fund II Inc. as of April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, its cash flows for the year then ended and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 20, 2014

Western Asset High Income Fund II Inc. 2014 Annual Report	53

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Income Fund II Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2013, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and the Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and the other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers together provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

54	Western Asset High Income Fund II Inc.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board considered the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”) between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon

Western Asset High Income Fund II Inc.	55

Board approval of management and subadvisory agreements (unaudited) (cont’d)

the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all leveraged high yield closed-end funds, as classified by Lipper, regardless of asset size. The number of funds in the Performance Universe ranged from twenty-seven funds for the 10-year period ended June 30, 2014 to at least thirty-eight funds for the 1-, 3- and 5-year periods ended such date. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1-year period ended June 30, 2013 was ranked in the first quintile among the funds in the Performance Universe for that period and the Fund’s performance for each of the 3-, 5- and 10-year periods ended June 30, 2013 was ranked in the second quintile among the funds in the Performance Universe for those periods. The Fund’s performance for each of the 1-, 3-, 5- and 10-year periods ended June 30, 2013 was better than the Performance Universe median for that period. The Fund’s performance for the 10-year period was achieved, in part, by a predecessor portfolio management team. In addition to the Fund’s performance relative to its Performance Universe, the Board considered the Fund’s performance in absolute terms and relative to its benchmark. On a net asset value basis, the Fund outperformed its benchmark in each of the 1-, 3-, 5- and 10-year periods ended June 30, 2013.

Based on the reviews and discussions of Fund performance and considering other relevant factors, including those noted above, the Board concluded that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements for an additional one-year period would be consistent with the interests of the Fund and its shareholders.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the

56	Western Asset High Income Fund II Inc.

“Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Group consisted of the Fund and seven other leveraged high yield closed-end funds, as classified by Lipper. The Expense Group funds had average net common share assets ranging from $240.1 million to $1.301 billion. One of the Expense Group funds was larger than the Fund and six funds were smaller.

The Lipper Expense Information, comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group, showed, among other things, that the Management Fee on a contractual basis was ranked fourth among the funds in the Expense Group and was better (i.e., lower) than the median contractual fee for the Expense Group. The Lipper Expense Information also showed that the Fund’s actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Group funds) ranked fifth among the funds in the Expense Group whether compared on the basis of common share assets only or on the basis of both common share and leveraged assets. In each such comparison, the Fund’s actual Management Fee was worse than the Expense Group median for that expense component. The Lipper Expense Information showed that the Fund’s total expenses whether compared on the basis of common share assets only or on the basis of both common share and leveraged assets, ranked third among the Expense Group funds and were better (i.e., lower) than the Expense Group median for that expense component. The Board considered that the small size of the Expense Group made meaningful comparisons difficult.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients (collectively, “institutional clients”) generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to institutional clients. Among

Western Asset High Income Fund II Inc.	57

Board approval of management and subadvisory agreements (unaudited) (cont’d)

other things, institutional clients have fewer compliance, administration and other needs than the Fund and the Fund is subject not only to heightened regulatory requirements relative to institutional clients but also to requirements for listing on the New York Stock Exchange. The Contract Renewal Information noted further that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and the services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were consistent with a decision to continue the Management and the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal years ended March 31, 2013 and March 31, 2012. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. The Board received a report from an outside consultant engaged by the Manager that had reviewed the Manager’s revenue and cost allocation methodologies. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager had declined by 1 percent during the period covered by the analysis. The Board did not consider profitability to be such as to support a determination against continuation of the Management Agreement and Sub-Advisory Agreements in light of judicial guidance and the nature, extent and overall quality of the investment advisory and other services provided to the Fund but determined that profitability to the Manager in providing services to the Fund merited continued monitoring at its current level.

58	Western Asset High Income Fund II Inc.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure, which incorporates no breakpoints reducing the Management Fee at specified increased asset levels, was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

*  *  *  *  *  *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year. No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or any Sub-Adviser were present.

Western Asset High Income Fund II Inc.	59

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset High Income Fund II Inc. (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

Independent Directors†:
Carol L. Colman
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	President, Colman Consulting Company (consulting)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Daniel P. Cronin
Year of birth	1946
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Associate General Counsel, Pfizer Inc. (prior to and including 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Paolo M. Cucchi
Year of birth	1941
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Emeritus Professor of French and Italian (since 2014) and formerly, Professor of French and Italian (2009 to 2014) at Drew University; formerly, Vice President and Dean of College of Liberal Arts at Drew University (1984 to 2009)

Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

60	Western Asset High Income Fund II Inc.

Independent Directors cont’d
Leslie H. Gelb
Year of birth	1937
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 2001
Principal occupation(s) during past five years	President Emeritus and Senior Board Fellow (since 2003), The Council on Foreign Relations; formerly, President, (prior to 2003), the Council on Foreign Relations; formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1994)

William R. Hutchinson
Year of birth	1942
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class III
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	President, W.R. Hutchinson & Associates Inc. (Consulting) (since 2001)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director (Non-Executive Chairman of the Board (since December 1, 2009)), Associated Banc Corp. (banking) (since 1994)

Eileen A. Kamerick
Year of birth	1958
Position(s) held with Fund	Director and Member of Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years	CFO, Press Ganey Associates (health care informatics company) (since 2012); formerly Managing Director and CFO, Houlihan Lokey (international investment bank) (2010 to 2012); Senior Vice President, CFO & CLO, Tecta America Corp. (commercial roofing company) (2008 to 2010); Executive Vice President and CFO, Bearing Point Inc. (management and technology consulting firm) (2008); Executive Vice President, CFO and CAO Heidrick & Struggles (international executive search and leadership consulting firm) (2004 to 2008)
Number of portfolios in fund complex everseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of Associated Banc-Corp (financial services company) (since 2007); Westell Technologies, Inc. (technology company) (since 2003)

Western Asset High Income Fund II Inc.	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Independent Directors cont’d
Riordan Roett
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class II
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	The Sarita and Don Johnston Professor of Political Science and Director of Western Hemisphere Studies, Paul H. Nitze School of Advanced International Studies, The John Hopkins University (since 1973)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	None

Jeswald W. Salacuse
Year of birth	1938
Position(s) held with Fund[1]	Director and Member of the Nominating and Audit Committees, Class I
Term of office[1] and length of time served	Since 1998
Principal occupation(s) during past five years	Visiting Professor of Law, Harvard University Law School (January 2014 to June 2014); Henry J. Braker Professor of Commercial Law, The Fletcher School of Law and Diplomacy, Tufts University (since 1986); President and Member, Arbitration Tribunal, World Bank/ICSID (since 2004)
Number of portfolios in fund complex overseen by Director (including the Fund)	31
Other board memberships held by Director during past five years	Director of two registered investment companies advised by Aberdeen Asset Management Asia Limited (since 1993)

62	Western Asset High Income Fund II Inc.

Interested Director and Officer:
Kenneth D. Fuller[2]
Year of birth	1958
Position(s) held with Fund[1]	Director, Chairman, President and Chief Executive Officer, Class III
Term of office[1] and length of time served	Since 2013
Principal occupation(s) during past five years

Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 169 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Number of portfolios in fund complex overseen by Director (including the Fund)	157
Other board memberships held by Director during past five years	None

Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) held with Fund[1]	Chief Compliance Officer
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Western Asset High Income Fund II Inc.	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Fund[1]	Identity Theft Prevention Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund[1]	Secretary and Chief Legal Officer
Term of office[1] and length of time served	Since 2003
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) held with Fund[1]	Assistant Secretary
Term of office[1] and length of time served	Since 2006
Principal occupation(s) during past five years

Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with LeggMason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of SBFM (since 2002) and LMFAM (since 2013)

64	Western Asset High Income Fund II Inc.

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) held with Fund[1]	Principal Financial Officer
Term of office[1] and length of time served	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Steven Frank Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1967
Position(s) held with Fund[1]	Treasurer
Term of office[1] and length of time served	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. and Legg Mason & Co. predecessors (since 2002); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010);

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund[1]	Senior Vice President
Term of office[1] and length of time served	Since 2007
Principal occupation(s) during past five years

Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2014, year 2015 and year 2013, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

[2]

Effective June 1, 2013, Mr. Fuller was appointed to the position of Chairman, President and Chief Executive Officer. Prior to this date, R. Jay Gerken served as Chairman, President and Chief Executive Officer. Mr. Gerken retired effective May 31, 2013. Mr. Fuller is an “interested person” of the Fund as defined in the 1940 Act because Mr. Fuller is an officer of LMPFA and certain of its affiliates.

Western Asset High Income Fund II Inc.	65

Annual chief executive officer and principal financial officer certifications (unaudited)

The Fund’s Chief Executive Officer (“CEO”) has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

66	Western Asset High Income Fund II Inc.

Other shareholder communications regarding accounting matters (unaudited)

The Fund’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Fund’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Legg Mason & Co., LLC

Compliance Department

620 Eighth Avenue, 49th Floor

New York, New York 10018

Complaints may also be submitted by telephone at 1-800-742-5274. Complaints submitted through this number will be received by the CCO.

Western Asset High Income Fund II Inc.	67

Dividend reinvestment plan (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Each shareholder purchasing shares of common stock (“Shares”) of Western Asset High Income Fund II Inc. (“Fund”) will be deemed to have elected to be a participant in the Dividend Reinvestment Plan (“Plan”), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all distributions in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund’s dividend-paying agent (“Agent”). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of “street name” and register such Shares in the shareholder’s name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a “Participant.” The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

Unless the Fund declares a distribution payable only in the form of cash, the Agent will apply all distributions in the manner set forth below.

If, on the determination date (as defined below), the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a “market premium”), the Agent will receive the distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a “market discount”), the Agent will purchase Shares in the open market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a “Trading Day”) preceding the payment date for the distribution. For purposes herein, “market price” will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided, however, that such purchases will, in any event, terminate on the Trading Day prior to the “ex-dividend” date next succeeding the distribution payment date.

If (i) the Agent has not invested the full distribution amount in open market purchases by the date specified above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open market purchases and will receive the uninvested portion of the distribution amount in newly issued Shares (x) in the case of (i) above, at the close of business

68	Western Asset High Income Fund II Inc.

on the date the Agent is required to terminate making open market purchases as specified above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the distribution.

In the event that all or part of a distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the distribution payment date, except that with respect to Shares issued pursuant to the paragraph above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

The open market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant’s account. The Agent may commingle amounts of all Participants to be used for open market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant’s name or that of its nominee, and each Participant’s proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Agent will adjust for any such

Western Asset High Income Fund II Inc.	69

Dividend reinvestment plan (unaudited) (cont’d)

undivided fractional interest in cash at the market value of the Fund’s Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

The Agent’s service fee for handling distributions will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open market purchases.

Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any distribution record date; otherwise such termination will be effective on the first Trading Day after the payment due for such distribution with respect to any subsequent distribution. The Plan may be amended or terminated by the Fund as applied to any distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the distribution. The Plan may be amended or terminated by the Agent, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant’s Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant’s account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving distributions, the Fund will be authorized to pay to such successor Agent, for each Participant’s account, all distributions payable on Shares of the Fund held in each Participant’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners (“Nominee Holders”), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee

70	Western Asset High Income Fund II Inc.

Holder as representing the total amount registered in the Nominee Holder’s name and held for the account of beneficial owners who are to participate in the Plan.

The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

All correspondence concerning the Plan should be directed to the Agent at 6201 15th Avenue, Brooklyn, NY 11219 or by telephone at 1-888-888-0151.

Western Asset High Income Fund II Inc.	71

Western Asset

High Income Fund II Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick

Riordan Roett

Jeswald W. Salacuse**

Officers

Kenneth D. Fuller*

President and

Chief Executive Officer

Richard F. Sennett

Principal Financial

Officer

Ted P. Becker

Chief Compliance

Officer

Vanessa A. Williams

Identity Theft

Prevention

Officer

Robert I. Frenkel

Secretary and

Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.

**	Mr. Salacuse will retire from the Board of Directors, effective June 30, 2014.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

NewYork, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Transfer agent

American StockTransfer &Trust Company 6201 15th Avenue

Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legal counsel

Simpson Thacher &

Bartlett LLP

425 Lexington Avenue

NewYork, NY 10017

NewYork Stock Exchange Symbol

HIX

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset High Income Fund II Inc.

Western Asset High Income Fund II Inc.

620 Eighth Avenue

49th Floor

NewYork, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Income Fund II Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock Transfer & Trust Company

6201 15th Avenue,

Brooklyn, NY 11219

WAS04049 6/14 SR14-2204

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson and Eileen A. Kamerick, each, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and had designated Mr. Hutchinson as the Audit Committee’s financial expert. Effective May 28, 2014, the Board Of Directors designated Ms. Kamerick as the “audit committee financial expert”. Mr. Hutchinson and Ms. Kamerick are “independent” Directors pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2013 and April 30, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $77,150 in 2013 and $77,150 in 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2013 and $0 2014.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Western Asset High Income Fund II Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,300 in 2013 and $3,800 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Western Asset High Income Fund II Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset High Income Fund II Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset High Income Fund II Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset High Income Fund II Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset High Income Fund II Inc. during the reporting period were $0 in 2014.

(h) Yes. Western Asset High Income Fund II Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset High Income Fund II Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo M. Cucchi

Daniel P. Cronin

Carol L. Colman

Leslie H. Gelb

Eileen A. Kamerick

Dr. Riordan Roett

Jeswald W. Salacuse

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-777-0102, (2) on the fund’s website at http://www.lmcef.com and (3) on the SEC’s website at http://www.sec.gov.

Background

Western Asset Management Company (“WA”), Western Asset Management Company Limited (“WAML”) and Western Asset Management Company Pte. Ltd. (“WAMC”) (together “Western Asset”) have adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (except that WA, WAML and WAMC may so consult and agree with each other) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Legal and Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e. A proxy log including:

1. Issuer name;

2. Exchange ticker symbol of the issuer’s shares to be voted;

3. Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4. A brief identification of the matter voted on;

5. Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6. Whether a vote was cast on the matter;

7. A record of how the vote was cast; and

8. Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Part II of the WA Form ADV, the WAML Form ADV and the WAMC Form ADV, each, contain a description of Western Asset’s proxy policies. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western Asset (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western Asset or an officer or director of Western Asset or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client. The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary. Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client. If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
S. Kenneth Leech Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since March 31, 2014	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; Chief Investment Officer of Western Asset from 1998 to 2008 and since 2014; Senior Advisor/Chief Investment Officer Emeritus of Western Asset from 2008-2013; Co- Chief Investment Officer of Western Asset from 2013-2014.

Michael C. Buchanan Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2006	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years; Managing Director and head of U.S. Credit Products from 2003-2005 at Credit Suisse Asset Management

Christopher F. Kilpatrick Western Asset 385 East Colorado Blvd. Pasadena, CA 91101	Since 2012	Responsible for the day-to-day management with other members of the Fund’s portfolio management team; employed by Western Asset Management as an investment professional for at least the past five years.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio managers for the fund. Unless noted otherwise, all information is provided as of April 30, 2014.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

Name of PM	Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based
S. Kenneth Leech‡	Other Registered Investment Companies	104	$183.6 billion	None	None
	Other Pooled Vehicles	241	$91.9 billion	9	$1.5 billion
	Other Accounts	686	$177.3 billion	55	$16.7 billion
Michael C. Buchanan ‡	Other Registered Investment Companies	41	$34.3 billion	None	None
	Other Pooled Vehicles	57	$32.5 billion	4	$749 million
	Other Accounts	188	$49.7 billion	20	$7.6 billion

Christopher Kilpatrick ‡	Other Registered Investment Companies	8	$2.9 billion	None	None
	Other Pooled Vehicles	1	$512 million	None	None
	Other Accounts	None	None	None	None

‡	The numbers above reflect the overall number of portfolios managed by employees of Western Asset Management Company (“Western Asset”). Mr.Leech is involved in the management of all the Firm’s portfolios, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

(a)(3): Investment Professional Compensation

With respect to the compensation of the investment professionals, Western Asset’s compensation system assigns each employee a total compensation range, which is derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. The principal factor considered is an investment professional’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a fund, the benchmark set forth in the fund’s Prospectus to which the fund’s average annual total returns are compared or, if none, the benchmark set forth in the fund’s annual report). Performance is reviewed on a 1, 3 and 5 year basis for compensation—with 3 years having the most emphasis. The subadviser may also measure an investment professional’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because investment professionals are generally responsible for multiple accounts (including the funds) with similar investment strategies, they are generally compensated on the performance of the aggregate group of similar accounts, rather than a specific account. Other factors that may be considered when making bonus decisions include client service, business development, length of service to the subadviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These are determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Conflicts of Interest

The manager, the subadviser and investment professionals have interests which conflict with the interests of the fund. There is no guarantee that the policies and procedures adopted by the manager, the subadviser and the fund will be able to identify or mitigate these conflicts of interest.

Some examples of material conflicts of interest include:

Allocation of Limited Time and Attention. An investment professional who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. An investment professional may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those funds and accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. Such an investment professional may make general determinations across multiple funds, rather than tailoring a unique approach for each fund. The effects of this conflict may be more pronounced where funds and/or accounts overseen by a particular investment professional have different investment strategies.

Allocation of Limited Investment Opportunities; Aggregation of Orders. If an investment professional identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity. Additionally, the subadviser may aggregate transaction orders for multiple accounts for purpose of execution. Such aggregation may cause the price or brokerage costs to be less favorable to a particular client than if similar transactions were not being executed concurrently for other accounts. In addition, the subadviser’s trade allocation policies may result in the fund’s orders not being fully executed or being delayed in execution.

Pursuit of Differing Strategies. At times, an investment professional may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the investment professional may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts. For example, an investment professional may determine that it would be in the interest of another account to sell a security that the fund holds long, potentially resulting in a decrease in the market value of the security held by the fund.

Cross Trades. Investment professionals may manage funds that engage in cross trades, where one of the manager’s funds or accounts sells a particular security to another fund or account managed by the same manager. Cross trades may pose conflicts of interest because of, for example, the possibility that one account sells a security to another account at a higher price than an independent third party would pay or otherwise enters into a transaction that it would not enter into with an independent party, such as the sale of a difficult-to-obtain security.

Selection of Broker/Dealers. Investment professionals may select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide the subadviser with brokerage and research services, These services may be taken into account in the selection of brokers and dealers whether a broker is being selected to effect a trade on an agency basis for a commission or (as is normally the case for the funds) whether a dealer is being selected to effect a trade on a principal basis. This may result in the payment of higher brokerage fees and/or execution at a less favorable price than might have otherwise been available. The services obtained may ultimately be more beneficial to certain of the manager’s funds or accounts than to others (but not necessarily to the funds that pay the increased commission or incur the less favorable execution). A decision as to the selection of brokers and dealers could therefore yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to an investment professional differ among the funds and/or accounts that he or she manages. If the amount or structure of the investment manager’s management fee and/or an investment professional’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the investment professional might be motivated to help certain funds and/or accounts over others. Similarly, the desire to maintain assets under management or to enhance the investment professional’s performance record or to derive other rewards, financial or otherwise, could influence the investment professional in affording preferential treatment to those funds and/or accounts that could most significantly benefit the investment professional. An investment professional may, for example, have an incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor such funds and/or accounts. Also, an investment professional’s or the manager’s or the subadviser’s desire to increase assets under management could influence the investment professional to keep a fund open for new investors without regard to potential benefits of closing the fund to new investors. Additionally, the investment professional might be motivated to favor funds and/or accounts in which he or she has an ownership interest or in which the investment manager and/or its affiliates have ownership interests. Conversely, if an investment professional does not personally hold an investment in the fund, the investment professional’s conflicts of interest with respect to the fund may be more acute.

Related Business Opportunities. The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, an investment professional may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Investment Professional Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the named investment professional as of April 30, 2014.

Investment Professional(s)	Dollar Range of Portfolio Securities Beneficially Owned
S. Kenneth Leech	D
Christopher F. Kilpatrick	A
Michael C. Buchanan	A

Dollar Range ownership is as follows:

A: none

B: $1 - $10,000

C: 10,001 - $50,000

D: $50,001 - $100,000

E: $100,001 - $500,000

F: $500,001 - $1 million

G: over $1 million

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Income Fund II Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	June 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	June 24, 2014